Exhibit 99.1

China Gengsheng Minerals, Inc. Wins
Supply Contract with China National Petroleum Corporation

- Company Now Sells to All Three Major Chinese Oil Companies -

- $1.6 Million Contract to Supply Fracture Proppants to Jilin Oil Field -

Gongyi, China, June 4, 2008 – China Gengsheng Minerals, Inc. (OTCBB:CHGS) ("Gengsheng" or "the Company"), a leading manufacturer in China of industrial materials capable of withstanding high temperature, saving energy and boosting productivity in certain industries such as steel and oil, today announced that it has signed a fracture proppants supply contract with Jilin Oil Group Co., Ltd., a wholly owned subsidiary of China National Petroleum Corporation (CNPC), for its oil field operations in Jilin province. The total value of the contract is $1.6 million.

Gengsheng will start shipping fracture proppants immediately through the end of 2008. Fracture proppant is a light, bauxite-based, grain-like material that has a round and smooth surface and is capable of resisting high pressure and acid corrosion. It is used by drillers to release trapped pockets of oil and natural gas to boost yields.

"We are pleased to have signed our second multi-million dollar fracture proppants contract in less than a month," said Mr. Shunqing Zhang, Chairman, CEO and President of Gengsheng. "With this contract we are now supplying fracture proppants to all three major Chinese oil companies, CNOOC, Sinopec and CNPC, together. We expect that our sales of this important yield-boosting product will continue to accelerate this year."

About China Gengsheng Minerals, Inc.

China Gengsheng Minerals, Inc. ("Gengsheng") develops, manufactures and markets a broad range of mineral-based industrial material products, including monolithic refractories, industrial ceramics and fracture proppants. A market leader offering customized solutions, Gengsheng sells its products primarily to the iron-and-steel industry as heat-resistant components for steel-making furnaces, industrial kilns and other high-temperature vessels to guarantee and improve the productivity of those expensive pieces of equipment while reducing their consumption of energy. Founded in 1986 and based in China's Henan province, Gengsheng currently has over 200 customers in the iron, steel, oil, glass, cement, aluminum and chemical businesses located in China and in 11 other countries. Gengsheng conducts business through Gengsheng International Corporation, a British Virgin Islands company, and its Chinese subsidiaries, which are Henan Gengsheng Refractories Co., Ltd., Zhengzhou Duesail Fracture Proppant Co., Ltd. and Henan Gengsheng High Temperature Materials Co., Ltd.

For more information about the Company, please visit http://www.gengsheng.com.

Safe Harbor Statement

This press release may contain certain "forward-looking statements" relating to the business of China Gengsheng Minerals, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding the Company's ability to meet its projected output for the term of the supply contract or the significance of the supply contact to the continued growth of the Company's facture proppants product segment; the general ability of the Company to achieve its commercial objectives; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

For more information, please contact:

In China:
Mr. Fulong Zheng
Investor Relations
China Gengsheng Minerals, Inc.
Tel: +86-371-6405-9846
Email: zflde@163.com

In the U.S.:
Valentine Ding
Investor Relations Grayling
Global Tel: +1-646-284-9412
Email: vding@hfgcg.com

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